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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (date of earliest event reported):
                                February 2, 2004



                         SOUTHERN MICHIGAN BANCORP, INC.
                          (Exact Name of Registrant as
                            Specified in its Charter)


                MICHIGAN                     000-0703699          38-2407501
            (State or Other                  (Commission        (IRS Employer
            Jurisdiction of                 File Number)     Identification No.)
             Incorporation)

           51 W. PEARL STREET
          COLDWATER, MICHIGAN                                       49036
(Address of Principal Executive Offices)                          (Zip Code)

                                 (517) 279-5500
                         (Registrant's Telephone Number,
                              Including Area Code)


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Item 7.           Financial Statements and Exhibits.

                  (c)       Exhibits:

                            99.1     Press Release dated February 2, 2004

Item 9.           Results of Operations and Financial Condition.


                  On February 2, 2004, Southern Michigan Bancorp, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. This Report and the Exhibit are furnished to, and not filed with, the Commission.



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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   February 2, 2004                     SOUTHERN MICHIGAN BANCORP, INC.
                                              (Registrant)

                                              By:  /s/ Danice Chartrand
                                                   ----------------------------
                                                   Danice Chartrand
                                                   Vice President and
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No                                      Document
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99.1                                 Press Release dated February 2, 2004







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